Exhibit 10.4

EXECUTION VERSION

TENTH AMENDMENT TO THE
RECEIVABLES PURCHASE AGREEMENT
This TENTH AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of July 31, 2018, is entered into by and among the following parties:

(i)	TRANSDIGM RECEIVABLES LLC, a Delaware limited liability company, as Seller;

(ii)	TRANSDIGM, INC., a Delaware corporation, as Servicer;

(iii)	PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser, as Purchaser Agent for its Purchaser Group and as Administrator (“PNC”);

(iv)	ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Purchaser;

(v)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CACIB”), as a Committed Purchaser and as Purchaser Agent for its and Atlantic’s Purchaser Group; and

(vi)	FIFTH THIRD BANK (“Fifth Third”), as a Committed Purchaser and as Purchaser Agent for its Purchaser Group.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.
BACKGROUND
A.    The parties hereto and PNC Capital Markets LLC, as structuring agent, have entered into a Receivables Purchase Agreement, dated as of October 21, 2013 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).
B.    Concurrently herewith, the parties hereto are entering into that certain Amended and Restated Fee Letter in connection herewith (the “Amended Fee Letter”).
C.     The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Non Ratable Loan. Notwithstanding the requirements set forth in Sections 1.1 and 1.2, the Seller hereby requests on a one-time basis that in connection with this Amendment, each Purchaser and each Purchaser Agent, as applicable, makes a non-ratable purchase on the date hereof in the applicable amount set forth on Exhibit B hereto. For administrative convenience, the

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Seller hereby requests that each Purchaser and each Purchaser Agent, as applicable, fund the purchase requested hereto to the applicable account(s) set forth on Exhibit B hereto.
SECTION 2.    Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A.
SECTION 3.    Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to the Administrator, each Purchaser and each Purchaser Agent, as follows:
(a)    Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.
(c)    No Termination Event. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Purchase and Sale Termination Event, an Unmatured Purchase and Sale Termination Event, a Termination Event or an Unmatured Termination Event.
SECTION 4.    Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
SECTION 5.    Effectiveness. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:
(a)    The Administrator shall have received counterparts of this Amendment, duly executed by each of the parties hereto.
(b)    The Administrator shall have received counterparts of the Amended Fee Letter duly executed by each of the parties thereto.

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(c)    The Administrator shall have received confirmation that the “Closing Fees” set forth in the Amended Fee Letter have been paid in accordance with the terms thereof.
(d)    The Administrator shall have received a favorable opinion, addressed to the Administrator, each Purchaser and each Purchaser Agent, in form and substance satisfactory to the Administrator and each Purchaser Agent, covering such matters as the Administrator or any Purchaser Agent may reasonably request, including, without limitation, enforceability and “no conflicts” matters.
(e)    The Administrator shall have received such other agreements, documents, certificates, instruments and opinions as the Administrative Agent may reasonably request prior to the date hereof.
SECTION 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 7.    GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
SECTION 8.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
TRANSDIGM RECEIVABLES LLC,
as Seller

By:/s/ Halle F. Terrion
Name: Halle F. Terrion
Title: Secretary

TRANSDIGM, INC.,
as Initial Servicer

By:/s/ Halle F. Terrion
Name: Halle F. Terrion
Title: Secretary

729328094 13429494    S-1    Tenth Amendment to the
Receivables Purchase Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser, as a Purchaser Agent and as Administrator

By:/s/ Michael Brown_______________________
Name: Michael Brown
Title: Senior Vice President

729328094 13429494    S-2    Tenth Amendment to the
Receivables Purchase Agreement

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Purchaser

By:/s/ Sam Pilcer_____________________
Name: Sam Pilcer
Title: Managing Director
By:/s/ Kostantina Kourmpetis____________
Name: Kostantina Kourmpetis
Title: Managing Director

729328094 13429494    S-3    Tenth Amendment to the
Receivables Purchase Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Committed Purchaser and as Purchaser Agent for its and Atlantic Asset Securitization LLC’s Purchaser Group

By:/s/ Sam Pilcer_____________________
Name: Sam Pilcer
Title: Managing Director
By:/s/ Kostantina Kourmpetis____________
Name: Kostantina Kourmpetis
Title: Managing Director

729328094 13429494    S-4    Tenth Amendment to the
Receivables Purchase Agreement

FIFTH THIRD BANK,
as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By: /s/ Patrick Berning____________________
Name:    Patrick Berning
Title: Principal

729328094 13429494    S-5    Tenth Amendment to the
Receivables Purchase Agreement

Exhibit A
[See Attached]

729328094 13429494    Exhibit A    Tenth Amendment to the
Receivables Purchase Agreement

Exhibit B
Funds Flow Memorandum
[See Attached]

729328094 13429494    Exhibit B    Tenth Amendment to the
Receivables Purchase Agreement